Exhibit 10.4

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”) is entered into effective the 28th day of July 2008 by and between Ariel Emanuel, an individual (“Consultant”), and TableMAX Holdings, LLC, a California limited liability company (the “Company”).

WHEREAS, in connection with the transactions contemplated by the Unit Exchange Agreement (the “Unit Exchange Agreement”) dated as of June 27, 2008 by and among CJPG, Inc., a Nevada corporation (“CJPG”), the Company, and the members of the Company, and only subject to their consummation, the Company desires to engage Consultant on a limited basis, and Consultant desires to accept such engagement, pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. Services. The Company hereby agrees to engage Consultant on a limited basis to provide various consulting services on behalf of the Company, and Consultant hereby accepts such engagement with the Company on the terms and conditions set forth herein. Consultant shall report directly to and shall perform all activities and services reasonably requested by the Company’s Chief Executive Officer (the “Services”). Consultant shall use his best efforts to make himself available to render such Services to the best of his abilities. The Services shall be performed in a good professional and workmanlike manner by Consultant, to the Company’s reasonable satisfaction. Consultant shall not be required to devote more than five hours during any calendar week nor more than ten hours during any calendar month in the performance of his services hereunder. Consultant shall be allowed to perform the services required hereunder from his personal home or office.

2. Term. The parties agree that this agreement shall have a term of two years from the date hereof.

3. Compensation. In consideration for Consultant entering into this Agreement with Company and performing the Services required hereunder:

3.1 Equity Grants. Subject to, and within the first two business days following, the closing of the transactions contemplated by the Unit Exchange Agreement (the “Closing”), the Company hereby agrees to cause CJPG to issue to Consultant, or Consultant’s respective designee, 370,346 shares (“Shares”) of CJPG Common Stock and two warrants (the “Warrants”), both in the form similar to that attached hereto as Exhibit A.

(a) The first Warrant will grant Consultant the right to purchase up to 1,141,902 shares of CJPG Common Stock at an exercise price of $0.405 per share.

(b) The second Warrant will grant Consultant the right to purchase an aggregate of 1,234,488 shares of CJPG’s common stock, at an exercise price of $0.405 per share.

The Shares shall vest and become fully paid on the one year anniversary of this Agreement (“Anniversary Date”), subject to Consultant’s fulfillment of his obligations under this Agreement. In the event of Consultant’s breach of this Agreement prior to the Anniversary Date that remains uncured after the tenth (10th) day following written notice of such breach from the Company, the Shares shall be forfeited and subject to cancellation by the Company without further notice. Upon the Anniversary Date, and assuming no prior forfeiture or uncured breach as of such date, the Shares shall be deemed to be fully paid, non-assessable and without restriction other than as set forth in Section 3.2 below. The shares of Common Stock underlying the Warrants (“Warrant Shares”), when issued and paid for pursuant to the terms of the Warrants, shall be fully paid and non-assessable upon issuance and subject to the provisions of Section 3.2 below. The parties acknowledge that the Company intends to conduct a 6.172440476 for one reverse split shortly after the date of this Agreement. The parties further acknowledge and agree the Shares and the Warrant Shares and exercise prices set forth above are pre-split amounts and shall be proportionately adjusted in the event of the reverse split.

3.2 Acknowledgement. Consultant hereby acknowledges and agrees that the Shares, the Warrants and the Warrant Shares (collectively the “Securities”) shall be subject to the following provisions:

(i) The Securities will be issued pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, will not be registered for resale with the United States Securities and Exchange Commission (the “SEC”) or any state securities commission and, as such, will constitute “restricted securities” as defined in the Act and will bear an appropriate restrictive legend;

(ii) Consultant may not offer, sell, hypothecate, pledge, transfer, assign or otherwise dispose of the Securities without (A) first delivering to the Company an opinion of counsel satisfactory to the Company that any proposed disposition or transfer may be made lawfully without the registration of the Securities pursuant to the Act and applicable state laws, or (B) registration of such Securities with the SEC and any appropriate state securities commissions (it being expressly understood that the Company shall not have any obligation to register the Securities);

(iii) The parties agree that the provisions of this Section 3.2 shall survive any termination of this Agreement.

4. Independent Consultant Relationship. The relationship between the parties shall be strictly limited to the performance of the Services and shall not constitute a joint venture, partnership, or employer-employee relationship. It is expressly understood and agreed that Consultant is wholly separate and apart from the Company, and that under no circumstances are Consultant’s employees or agents to be considered the Company’s employees or agents. Consultant further agrees that Consultant will be solely responsible for all taxes and benefits relating to the Services and any and all compensation paid pursuant to this Agreement, including, but not limited to, self-employment tax, income tax, workers compensation, insurance, holidays, vacations and any other fees or taxes that may be assessed by any local, state or federal body. Consultant shall have no authority to bind the Company to any contract, agreement or other arrangement or make any representation or deliver any instructions on behalf of the Company except as expressly authorized in writing by the Company’s Chief Executive Officer or Chief Financial Officer. Moreover, neither Consultant nor any of Consultant’s employees or agents will be entitled to participate in any benefit plans available to the Company’s officers, directors or employees.

5. Confidential Information.

Consultant shall maintain the confidentiality of all trade secrets, (whether owned or licensed by the Company) and related or other interpretative materials and analyses of the Company’s projects, or knowledge of the existence of any material, information, analyses, projects, proposed joint ventures, mergers, acquisitions, divestitures and other such anticipated or contemplated business ventures of the Company, and other confidential or proprietary information of the Company (“Confidential Information and Materials”) obtained by Consultant as result of this Agreement during the term of the Agreement and for two (2) years following termination of Consultant’s engagement with the Company.

In the event that such Confidential Information and Materials are memorialized on any computer hardware, software, CD-ROM, disk, tape, or other media, Company shall have the right, subject to the rights of third parties under contract, copyright, or other law, to view, use, and copy for safekeeping or backup purposes such Confidential Information and Materials. During the period of confidentiality, Consultant shall make no use of such Confidential Information and Materials for its own financial or other benefit, and shall not retain any originals or copies, or reveal or disclose any Confidential Information and Materials to any third parties, except as otherwise expressly agreed by the Company. Consultant shall have no right to use the Company’s corporate logos, trademarks, service marks, or other intellectual property without prior written permission of the Company and subject to any limitations or restrictions upon such use as the Company may require.

Upon expiration or termination of this Agreement, Consultant shall turn over to a designated representative of the Company all property in Consultant’s possession and custody and belonging to the Company. Consultant shall not retain any copies or reproductions of correspondence, memoranda, reports, notebooks, drawings, photographs or other documents relating in any way to the affairs of the Company and containing Confidential Information and Materials which came into Consultant’s possession at any time during the term of this Agreement.

Consultant acknowledges that it may receive from time to time material nonpublic information concerning the Company and other parties involved with the Company. Consultant, on behalf of itself and its affiliates, acknowledges that it is familiar with the Federal securities laws and regulations outlawing insider trading and represents and covenants that it shall act in strict accordance with such laws and regulations at all times.

The parties agree that the provisions of this Section 5 shall survive any termination of this Agreement.

6. Notices. Any notice required or permitted under this Agreement shall be personally delivered or sent by recognized overnight courier or by certified mail, return receipt requested, postage prepaid, and shall be effective when received (if personally delivered or sent by recognized overnight courier) or on the third day after mailing (if sent by certified mail, return receipt requested, postage prepaid) at the principal place of business of Consultant or the Company, as the case may be.

7. Survival of Certain Provisions. Those provisions of this Agreement which by their terms extend beyond the termination or non-renewal of this Agreement (including all representations, warranties, and covenants of the parties) shall remain in full force and effect and survive such termination or non-renewal.

8. Severability. Each provision of this Agreement shall be considered severable such that if any one provision or clause conflicts with existing or future applicable law, or may not be given full effect because of such law, this shall not affect any other provision which can be given effect without the conflicting provision or clause.

9. Entire Agreement. This Agreement, the exhibits and any addendum hereto contain the entire agreement and understanding between the parties, and supersede all prior agreements and understandings relating to the subject matter hereof. There are no understandings, conditions, representations or warranties of any kind between the parties except as expressly set forth herein.

10. Assignability. Consultant may not assign this Agreement to any third party for whatever purpose without the express written consent of the Company. The Company may not assign this Agreement to any third party without the express written consent of Consultant except by operation of law, or through merger, liquidation, recapitalization or sale of all or substantially all of the assets of the Company, provided that the Company may assign this Agreement at any time to an affiliate of the Company. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective representatives, successors, and assigns.

11. Headings. The headings of the paragraphs and sections of this Agreement are inserted solely for the convenience of reference. They shall in no way define, limit, extend, or aid in the construction of the scope, extent, or intent of this Agreement.

12. Waiver. The failure of a party to enforce the provisions of this Agreement shall not be construed as a waiver of any provision or the right of such party thereafter to enforce each and every provision of this Agreement.

13. Amendments. No amendments of this Agreement shall be binding upon the Company or Consultant unless made in writing, signed by the parties hereto, and delivered to the parties at the addresses provided herein.

14. Jurisdiction. This Agreement, including the documents, instruments and agreements to be executed and/or delivered by the parties pursuant hereto, shall be construed, governed by and enforced in accordance with the internal laws of the State of Nevada, without giving effect to the principles of comity or conflicts of laws thereof. Consultant and the Company agree and consent that any legal action, suit or proceeding seeking to enforce any provision of this Agreement shall be instituted and adjudicated solely and exclusively in any state or Federal court having jurisdiction in Nevada, and Consultant and the Company agree that venue will be proper in such courts and waive any objection which they may have now or hereafter to the venue of any such suit, action or proceeding in such courts, and each hereby irrevocably consents and agrees to the jurisdiction of said courts in any such suit, action or proceeding.

15. Counterparts and Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

TABLEMAX HOLDINGS, LLC

By:	/s/ Stephen Crystal
Name: Stephen Crystal
Its: Chief Executive Officer

CONSULTANT:

/s/ Ariel Emanuel
Ariel Emanuel

EXHIBIT “A”

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

CJPG, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No. [_________]	Original Issue Date: [ ], 2008

CJPG, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, [            ] or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [            ] shares of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $[      ] (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time from on or after the date hereof (the “Trigger Date”) and through and including 5:00 P.M., prevailing Pacific time, on [             ], 2011 (the “Expiration Date”), and subject to the following terms and conditions:

1.  Definitions. In addition to the terms defined elsewhere in this Warrant (this “Warrant”), capitalized terms that are not otherwise defined herein have the meanings given to such terms in that certain Securities Purchase Agreement, dated [         ], 2008, by and among the Company and the Purchasers identified therein (the “Purchase Agreement”).

2.  Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.  Registration of Transfers. Subject to the restrictions on transfer set forth in Section 4.1 of the Purchase Agreement and compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon (i) surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified herein (ii) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (iii) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth in Section 3.2(b), (c) and (d) of the Purchase Agreement, to the Company at its address specified in the Purchase Agreement. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a Holder of a Warrant.

4.  Exercise and Duration of Warrants.

(a)  All or any part of this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Trigger Date and through and including 5:00 P.M. prevailing Pacific time on the Expiration Date. At 5:00 P.M., prevailing Pacific time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

(b) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), appropriately completed and duly signed, (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice and if a “cashless exercise” may occur at such time pursuant to Section 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations contained in Section 3.2(b), (c) and (d) of the Purchase Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such assignee Holder as of the Exercise Date). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5.  Delivery of Warrant Shares.  Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if the Registration Statement is not effective and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder or an Affiliate of the Holder, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Holder, use its best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through The Depository Trust Company or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through such a clearing corporation.

6.  Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.  Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.  Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Shares may be listed.

9.  Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)  Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the survivor, (ii) the Company effects any sale of all or substantially all of its assets or a majority of its Common Stock is acquired by a third party, in each case, in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and/or receive (as the case may be), and the other obligations under this Warrant. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous to a Fundamental Transaction.

(c)  Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)  Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the sale or issuance of any such shares shall be considered an issue or sale of Common Stock.

(e)  Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(f)  Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least ten (10) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10.  Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds; provided, however, that if, on any Exercise Date the shares issuable upon exercise of this Warrant are not freely resalable without restriction under the Securities Act, the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the total number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Sale Prices of the shares of Common Stock (as reported by Bloomberg Financial Markets) for the five Trading Days ending on the date immediately preceding the Exercise Date.

B = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the principal securities exchange or trading market for such security, as reported by Bloomberg Financial Markets, or, if such exchange or trading market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Warrant Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten business days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

11.  No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded up to the next whole number.

12.  Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement prior to 5:00 p.m. (prevailing Pacific time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement on a day that is not a Trading Day or later than 5:00 p.m. (prevailing Pacific time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Purchase Agreement unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 12.

13.  Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

14.  Miscellaneous.

(a) The Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 14(a), the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company, contemporaneously with the giving thereof to the shareholders.

(b) Subject to the restrictions on transfer set forth on the first page hereof and in Section 4.1 of the Purchase Agreement, and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d)  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)  In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)  Except as otherwise set forth herein, prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

CJPG, INC.

By:
Name:
Title:

SCHEDULE 1
FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No. __________ (the “Warrant”) issued by CJPG, Inc. a Nevada corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase __________ Warrant Shares pursuant to the Warrant.

(3) The Holder intends that payment of the Exercise Price shall be made as (check one):

☐  Cash Exercise

☐ “Cashless Exercise” under Section 10

(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $_______ in immediately available funds to the Company in accordance with the terms of the Warrant.

(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.

Dated:_______________, _____

Name of Holder: ___________________________

By:__________________________________
Name: _______________________________
Title: _______________________________
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

SCHEDULE 2

CJPG, INC.

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              (the “Transferee” the right represented by the within Warrant to purchase                  shares of Common Stock of CJPG, Inc. (the “Company”) to which the within Warrant relates and appoints                              attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants and agrees to and with the Company that:

(a)
the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(1) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)
the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and
(d)
the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated: ,
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of: